AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II ("REGISTRANT")
EXECUTIVE ADVANTAGESM
GROUP FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
SUPPLEMENT DATED DECEMBER 8, 2008
TO PROSPECTUS
DATED APRIL 30, 2008

          The purpose of this supplement is to notify owners of AIG Life Insurance Company variable universal life insurance Policies (the "Policies") of (i) the removal of the Franklin Templeton Variable Insurance Products Trust Franklin Money Market Fund ("Franklin Templeton VIP Franklin Money Market Fund") as an investment option under the Policies, and (ii) the availability of a new investment option, the Fidelity Variable Insurance Products Money Market Portfolio - Initial Class ("Fidelity VIP Money Market Portfolio").

          Effective December 15, 2008, the Franklin Templeton VIP Franklin Money Market Fund will no longer be offered as an investment option under the Policies.

          For a period of time after the closing of the Franklin Templeton VIP Franklin Money Market Fund, we may provide you with confirmations, statements and other reports that contain the name of this formerly available Fund.

          The Fidelity VIP Money Market Portfolio, a new investment option, will be available under the Policies beginning December 15, 2008. Please see the enclosed Fund prospectus for more information about this new investment option.

          Should you have any questions, you may contact our VUL Administration Department at 1-800-CALL-AIG, ext. 2352.